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                                   EXHIBIT 1

                             JOINT FILING AGREEMENT

     Pursuant to Rule 13d-1(k), the undersigned hereby execute this Joint Filing Agreement with respect to filing of a Schedule 13D with respect to Inland Resources Inc., and declare that such statement is filed on behalf of each of the undersigned.

Dated: December 8, 1998             KRM ACQUISITION CORP.


                                    By:   /s/ Kyle R. Miller
                                          ---------------------------------
                                          Kyle R. Miller, President


Dated: December 8, 1998               /s/ Kyle R. Miller
                                    ---------------------------------------
                                          KYLE R. MILLER, individually


Dated: December 8, 1998               /s/ John E. Dyer
                                    ---------------------------------------
                                          JOHN E. DYER, Individually


Dated: December 8, 1998               /s/ Bill I. Pennington
                                    ---------------------------------------
                                          BILL I. PENNINGTON, Individually


Dated: December 8, 1998               /s/ Michael J. Stevens
                                    ---------------------------------------
                                          MICHAEL J. STEVENS, Individually


Dated: December 8, 1998               /s/ David P. Donegan
                                    ---------------------------------------
                                          DAVID P. DONEGAN, Individually


Dated: December 8, 1998               /s/ C. W. Fink
                                    ---------------------------------------
                                          C. W. FINK, Individually


Dated: December 8, 1998               /s/ William T. War
                                    ---------------------------------------
                                          WILLIAM T. WAR, Individually